EQUITY FUNDS

PROSPECTUS AND SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

SUPPLEMENT DATED MAY 18, 2017 TO

PROSPECTUS FOR THE EQUITY FUNDS DATED JULY 31, 2016, AS SUPPLEMENTED; AND

SUMMARY PROSPECTUS FOR THE TECHNOLOGY FUND DATED JULY 31, 2016

PENDING LIQUIDATION OF THE TECHNOLOGY FUND

The Board of Trustees (the “Board”) of Northern Funds (the “Trust”) has determined that it is in the best interests of the Technology Fund (the “Fund”) and its shareholders that the Fund be liquidated and terminated on or about July 28, 2017 (the “Liquidation Date”) pursuant to a plan of liquidation approved by the Board. The Liquidation Date may be changed at the discretion of the Trust’s officers.

After the close of business on June 1, 2017, the Fund will discontinue accepting orders from shareholders for the purchase of Fund shares or exchanges into the Fund from other funds of the Trust; provided, however, that existing shareholders of the Fund may continue to purchase, redeem and exchange Fund shares subject to the account policies described in the Fund’s prospectus. Additionally, employee benefit plans and certain financial institutions providing services to employee benefit plans that hold shares of the Fund as of the close of business on June 1, 2017 may continue to purchase shares of the Fund.

Prior to the Liquidation Date, Fund shareholders may either: (1) redeem (sell) their shares at net asset value; or (2) exchange their shares at net asset value for shares of another fund of the Trust. If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a cash distribution equal to the shareholder’s interest in the net assets of the Fund (a “liquidating distribution”) as of the Liquidation Date. The Fund will begin liquidating its assets as soon as is reasonable and practicable. The proceeds from the liquidation of portfolio securities will be invested in cash, cash equivalent securities, or other short-term investments. The Fund will depart from its stated investment objective and strategies during this time.

Liquidation of portfolio securities will result in brokerage commissions and other transaction costs, and are expected to result in the realization of capital gains that would be distributed to shareholders as taxable distributions on or before the Liquidation Date. In that event, the distributions may be taxable to shareholders who receive the distribution (aside from tax-exempt accounts). SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX PROFESSIONALS CONCERNING ALL TAX CONSEQUENCES APPLICABLE TO THEIR INVESTMENT IN THE FUND AND THE TAX IMPACT OF THE LIQUIDATION OF THE FUND.

The pending liquidation of the Fund may be terminated and/or abandoned at any time before the Liquidation Date by action of the Board of the Trust.

Please retain this Supplement with your Prospectus and Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT TECH (5/17)

NORTHERN FUNDS PROSPECTUS

NORTHERN FUNDS

Technology Fund

Summary Prospectus | July 31, 2016	Ticker: NTCHX

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at northerntrust.com/prospectus. You can also get this information at no cost by calling 800-595-9111 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Fund through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Fund’s complete Prospectus and Statement of Additional Information, both dated July 31, 2016, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing principally in equity securities and securities of companies that develop, produce or distribute products and services related to technology.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%
Other Expenses	0.27%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.25%
Total Annual Fund Operating Expenses	1.37%
Expense Reimbursement(1)	(0.11)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.26%

(1)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 1.25%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of the excepted expenses that are not reimbursed. This contractual limitation may not be terminated before July 31, 2017 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$128	$423	$739	$1,637

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54.37% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in securities of companies principally engaged in technology business activities. In considering whether an issuer is principally engaged in technology business activities, the Fund’s investment adviser will consider whether a company is classified as such in the GICS Information Technology Sector or is listed in the NYSE Arca Tech 100SM Index or other similar technology indices. Companies engaged in businesses related to the following products and services also are considered by the Fund’s investment adviser to be engaged in technology business activities whether or not they are classified as such or listed in a technology index: industrial and business machines; communications; computer hardware and software and computer services and peripheral products; electronics; electronic media; internet; biotechnology; health care and health care equipment; aerospace and defense; financial administration; television and video equipment and services; satellite technology and equipment; semiconductors; and alternative energy.

The Fund may invest more than 25% of its total assets in technology companies that develop or sell computer hardware or software and peripheral products, including computer

NF SUM TECH (7/16)	SUMMARY PROSPECTUS	1	TECHNOLOGY FUND

components. The Fund may invest in technology companies without regard to their size.

Using fundamental research and quantitative analysis, the Fund’s investment adviser buys stocks of technology companies that it believes have the potential to appreciate in value over the next one- to three-year period. Similarly, the Fund’s investment adviser sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities to maintain the desired portfolio composition of or diversification within the Fund.

The Fund’s investment adviser selects investments based on factors including, but not limited to a company’s prospects relating to:

∎	Sustainability of earnings growth;

∎	Competitive leadership of its products or market niches;

∎	Management depth, transparency and credibility; and

∎	Valuation on an absolute basis as well as compared to securities of other technology-related companies and the stock’s own historical norms.

The Fund may make significant investments in initial public offerings (“IPOs”).

Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

PRINCIPAL RISKS

MARKET RISK is the risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of your investment in the Fund to decline. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

TECHNOLOGY SECURITIES RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

COMPUTER SECTOR RISK is the risk that the Fund may be adversely affected by its investments in companies in the computer and related industries (including software and computer services). These companies can be significantly affected by competitive pressure. Profitability can also be affected by changing domestic and international demand, research and development costs and product obsolescence. An increasing number of companies and new product offerings also can lead to slower selling cycles.

SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular market sector.

CYBERSECURITY RISK is the risk of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.

MARKET EVENTS RISK relates to the increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities. Further reduction,

TECHNOLOGY FUND	2	SUMMARY PROSPECTUS

including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also continue to contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2016 is (4.53)%. For the periods shown in the bar chart above, the highest quarterly return was 19.40% in the first quarter of 2012, and the lowest quarterly return was (23.74)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2015)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Technology Fund	4/1/96
Returns before taxes		2.41%	9.83%	7.32%	8.55%
Returns after taxes on distributions		(0.50)%	9.20%	7.01%	7.34%
Returns after taxes on distributions and sale of Fund shares		3.70%	7.79%	5.94%	7.01%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		1.38%	12.57%	7.31%	8.01%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Technology Fund. Deborah L. Koch, CFA, Senior Vice President of Northern Trust Investments, Inc., and Sandeep Soorya, Vice President of Northern Trust Investments, Inc., have been managers of the Fund since July 2004 and November 2013, respectively. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust

SUMMARY PROSPECTUS	3	TECHNOLOGY FUND

account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TECHNOLOGY FUND	4	SUMMARY PROSPECTUS